UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2013

AMR Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd.

Fort Worth, Texas 76155

(Address of principal executive offices) (Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd.

Fort Worth, Texas 76155

(Address of principal executive offices) (Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation

American Airlines, Inc. (“American”), a wholly-owned subsidiary of AMR Corporation (“AMR”), and Wilmington Trust Company, as loan trustee (the “Loan Trustee”), entered into seventy-five (75) separate participation agreement amendments (each, a “Participation Agreement Amendment” ) to existing participation agreements entered into by American on September 9, 2013 or September 16, 2013, as the case may be (each such existing participation agreement, an “Existing Participation Agreement,” and as amended by the related Participation Agreement Amendment, an “Amended Participation Agreement”), in connection with the financing of the Aircraft (as defined hereafter). The other parties to the Participation Agreement Amendments are Wilmington Trust Company, as subordination agent (the “Subordination Agent”); as pass through trustee under the existing pass through trust formed by American (the “Class A Trustee”) on July 31, 2013 in connection with the issuance and sale of American Airlines, Inc. Pass Through Certificates, Series 2013-2A (the “Class A Certificates”); and as pass through trustee under the pass through trust newly formed by American (the “Class B Trustee” and, together with the Class A Trustee, the “Trustees”) on the date hereof in connection with the issuance and sale of American Airlines, Inc. Pass Through Certificates, Series 2013-2B (the “Class B Certificates”). The Participation Agreement Amendments provide for the issuance by American of series B equipment notes (the “Series B Equipment Notes”), pursuant to seventy-five (75) separate indenture amendments (each, an “Indenture Amendment”) to existing indenture and security agreements entered into by the Company on September 9, 2013 or September 16, 2013, as the case may be, with the Loan Trustee (each such existing indenture, an “Existing Indenture,” and as amended by the related Indenture Amendment, an “Amended Indenture”) in connection with the financing of the Aircraft, in the aggregate principal amount of $521,038,000. The Series B Equipment Notes are secured by 41 Boeing 737-823 aircraft, 14 Boeing 757-223 aircraft, one Boeing 767-323ER aircraft and 19 Boeing 777-223ER aircraft, each currently owned by American (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”). The Aircraft also secure the series A equipment notes previously issued pursuant to the Existing Indentures. The Existing Participation Agreement, the Existing Indenture, the Participation Agreement Amendment, the Indenture Amendment, the series A equipment note and the Series B Equipment Note with respect to the Aircraft bearing U.S. Registration Number N907AN are filed herewith as Exhibits 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11, respectively. The Existing Participation Agreement, the Existing Indenture, the Participation Agreement Amendment, the Indenture Amendment, the series A equipment note and the Series B Equipment Note with respect to the other seventy-four (74) Aircraft are substantially identical in all material respects, except for the differences set forth in Schedule I filed herewith as Exhibit 99.2.

The Series B Equipment Notes have been purchased by the Class B Trustee, using the proceeds from the sale of a total of $521,038,000 of Class B Certificates. The Series B Equipment Notes bear interest at the rate of 5.60% per annum. The Class B Certificates rank generally junior to the Class A Certificates.

The interest on the issued and outstanding Series B Equipment Notes is payable semi-annually on each January 15 and July 15, beginning on January 15, 2014. The principal payments on the issued and outstanding Series B Equipment Notes are scheduled for payment on January 15 and July 15 in certain years, commencing on January 15, 2014. Final payments will be due, depending on the Aircraft, on July 15, 2015, July 15, 2016, January 15, 2017, January 15, 2019 and July 15, 2020. Maturity of the Series B Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain events during American’s current bankruptcy proceeding and certain bankruptcy and insolvency events involving American after American emerges from its current bankruptcy proceeding. The Series B Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the Amended Participation Agreements and the Amended Indentures.

The Class B Certificates were sold in a private placement to “qualified institutional buyers” as defined in, and in reliance on, Rule 144A under the Securities Act of 1933, as amended. Pursuant to a registration rights agreement, which American entered into upon the issuance of the Class B Certificates, American expects to file an exchange offer registration statement or, under specific circumstances, a shelf registration statement with respect to the Class B Certificates. In addition, the Class B Certificates may be sold only to “qualified institutional buyers”, as defined in Rule 144A under the Securities Act of 1933, as amended, for so long as they are outstanding.

The foregoing description of the Amended Participation Agreements, the Amended Indentures and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.

Item 8.01 Other Events

American is filing herewith a press release issued on November 27, 2013 by American as Exhibit 99.1, which is included herein. This press release was issued to announce the closing of the transactions described under Item 2.03 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The Exhibit Index attached to this Current Report is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR Corporation

Date: November 27, 2013	By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

Date: November 27, 2013	By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Pass Through Trust Agreement, dated as of March 12, 2013, between American Airlines, Inc. and Wilmington Trust Company (filed as Exhibit 4.1 to AMR’s Current Report on Form 8-K, dated March 12, 2013, and incorporated by reference herein)

4.2	Trust Supplement No. 2013-2B, dated as of November 27, 2013, among American Airlines, Inc. and Wilmington Trust Company, as Class B Trustee, to the Pass Through Trust Agreement, dated as of March 12, 2013

4.3	Form of Pass Through Trust Certificate, Series 2013-2B (included in Exhibit A to Exhibit 4.2)

4.4	Amendment No. 1 to Intercreditor Agreement (2013-2), dated as of November 27, 2013, among Wilmington Trust Company, as Trustee of American Airlines Pass Through Trust 2013-2A and American Airlines Pass Through Trust 2013-2B, Morgan Stanley Bank, N.A., as Class A Liquidity Provider and as Class B Liquidity Provider, and Wilmington Trust Company, as Subordination Agent

4.5	Revolving Credit Agreement (2013-2B), dated as of November 27, 2013, between Wilmington Trust Company, as Subordination Agent, as agent and trustee for Trustee of American Airlines Pass Through Trust 2013-2B and as Borrower, and Morgan Stanley Bank, N.A., as Class B Liquidity Provider

4.6	Participation Agreement (N907AN), dated as of September 9, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

4.7	Indenture and Security Agreement (N907AN), dated as of September 9, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

4.8	First Amendment to Participation Agreement (N907AN), dated as of November 27, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

4.9	First Amendment to Indenture and Security Agreement (N907AN), dated as of November 27, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

4.10	Series 2013-2A N907AN Equipment Note No. 1, dated September 9, 2013

4.11	Series 2013-2B N907AN Equipment Note No. 1, dated November 27, 2013

4.12	Registration Rights Agreement, dated as of November 27, 2013, among American Airlines, Inc., Wilmington Trust Company, as Trustee under Trust Supplement No. 2013-2B, dated as of November 27, 2013, and Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, in their capacity as representatives of the Initial Purchasers

99.1	Press Release of American Airlines, Inc. dated November 27, 2013

99.2	Schedule I*

*	Pursuant to Instruction 2 to Item 6.01 of Regulation S-K, Exhibit 99.2 filed herewith contains a list of documents applicable to the financing of the Aircraft in connection with the offering of the Class B Certificates, which documents are substantially identical to those filed herewith as Exhibits 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11. Exhibit 99.2 sets forth the details by which such documents differ from the corresponding Exhibits.